EXHIBIT 99.1
GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007
CONTENTS
FINANCIAL STATEMENTS

To the Board of Directors and Stockholders
Global Consumer Acquisition Corp.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have audited the accompanying balance sheets of Global Consumer Acquisition Corp. (a development stage company) as of November 27, 2007 and July 16, 2007, and the related statements of operations, stockholders’ equity and cash flows for the periods from June 28, 2007 (inception) to November 27, 2007 and June 28, 2007 (inception) to July 16, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Consumer Acquisition Corp. (a development stage company) as of November 27, 2007 and July 16, 2007 and the results of its operations and its cash flows for the periods from June 28, 2007 (inception) to November 27, 2007 and June 28, 2007 (inception) to July 16, 2007, in conformity with accounting principles generally accepted in the United States of America.
/s/  Hays & Company LLP
November 30, 2007
New York, New York

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
BALANCE SHEETS

	November 27, 2007	July 16, 2007
Assets
Cash	$81,126	$8,625
Cash held in trust	314,158,960	—
Prepaid expenses	275,852	—
Deferred offering costs	—	30,000

	$314,515,938	$38,625

Liabilities and Stockholders’ Equity

Liabilities
Accrued expenses	$291,000	$—
Accrued offering costs	434,735	30,000
Deferred underwriter’s commission	9,584,655	—

	10,310,390	30,000

Common stock, subject to possible conversion, 10,222,441 shares stated at conversion value	94,217,787	—

Commitments and contingencies

Stockholders’ Equity

Preferred stock, $0.0001 par value; 1,000,000 shares authorized; None issued or outstanding	—	—

Common stock, $0.0001 par value; 100,000,000 shares authorized; 40,573,850 and 8,625,000 issued and outstanding at November 27, 2007 and July 16, 2007, respectively	3,036	863
Additional paid-in capital	210,004,563	7,762
Deficit accumulated during the development stage	(19,838)	—

	209,987,761	8,625

	$314,515,938	$38,625

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
STATEMENTS OF OPERATIONS

	Period from	Period from
	June 28, 2007	June 28, 2007
	(inception) to	(inception) to
	November 27, 2007	July 16, 2007
Formation and professional fees	$(20,148)	$—
Interest income	310	—

Net (loss) income	$(19,838)	$—

Weighted average number of common shares outstanding — Basic and diluted	8,835,190	8,625,000

Basic and diluted net loss per share	$—	$—

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
STATEMENT CHANGES IN STOCKHOLDERS’ EQUITY
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007

				Deficit
				accumulated
				during the
	Common Stock		Additional	development
	Shares	Amount	paid-in capital	stage	Total
Common shares issued at $0.001 per share	8,625,000	$863	$7,762	$—	$8,625

Net income — period from June 28, 2007 (inception) to July 16, 2007	—	—	—	—	—

Balance at July 16, 2007	8,625,000	863	7,762	—	8,625

Sale of 31,948,850 units, net of underwriter’s commissions and offering expenses (includes 10,222,441 shares subject to possible conversion)	31,948,850	3,195	295,713,566	—	295,716,761

Proceeds subject to possible conversion of 10,222,441 shares	—	(1,022)	(94,216,765)	—	94,219,787

Proceeds from issuance of private placement warrants	—	—	8,500,000	—	8,500,000

Net loss — period from July 16, 2007 to November 27, 2007	—	—	—	(19,838)	(19,838)

Balance at November 27, 2007	40,573,850	$3,036	$210,004,563	$(19,838)	$209,987,761

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
STATEMENTS OF CASH FLOWS

	Period from	Period from
	June 28, 2007	June 28, 2007
	(inception) to	(inception) to
	November 27, 2007	July 16, 2007
Cash flow from operating activities
Net (loss) income	$(19,838)	$—

Changes in operating assets and liabilities
Prepaid expenses	(275,852)	—
Deferred offering costs	—	(30,000)
Accounts payable	291,000	—
Accrued offering costs	—	30,000

Net cash provided by operating activities	(4,690)	—

Cash used in investing activities
Cash placed in trust account	(314,158,960)	—

Cash flow from financing activities
Proceeds from sales of shares of common stock to initial founders	8,625	8,625
Proceeds from sale of warrants in private placement	8,500,000	—
Proceeds from initial public offering	319,488,500	—
Payment of underwriter’s discount and offering costs	(13,752,349)	—

Net cash provided by financing activities	314,244,776	8,625

Net increase in cash	81,126	8,625

Cash, beginning of period	—	—

Cash, end of period	$81,126	$8,625

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007
1	Organization and Business Operations

Global Consumer Acquisition Corp. (a development stage company) (the “Company”) is a newly organized blank check company organized for the purpose of effecting a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar business combination with one or more domestic or international operating businesses in the global consumer products industry.

At November 27, 2007, the Company had not yet commenced any operations. All activity from June 28, 2007 (inception) through November 27, 2007 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s initial public offering (the “Offering”) was declared effective November 20, 2007. The Company consummated the Offering on November 21, 2007 and received net proceeds of $305,736,151 and $8,500,000 from the private placement sale of insider warrants (Note 3). Substantially, all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination (“Business Combination”) in the global consumer products and services industry. The Company’s management has complete discretion in identifying and selecting the target business. There is no assurance that the Company will be able to successfully effect a Business Combination. Management has agreed that 98.3% or $314,158,960 of the gross proceeds from the Offering will be held in a trust account (“Trust Account”) until the earlier of (i) the completion of a Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages execute agreements with the Company waiving any right in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The remaining net proceeds (not held in the Trust Account) and up to $4,100,000 of interest income generated from the trust account may be used to pay for business, legal and accounting due diligence on prospective acquisitions, and initial and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. The Company will proceed with the initial Business Combination only if both a majority of the shares of common stock voted by the public stockholders are voted in favor of the Business Combination and public stockholders owning less than 30% of the shares sold in the Offering exercise their conversion rights described below.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation, if the Company does not consummate a Business Combination by November 27, 2009 the Company will cease to exist except for the purposes of winding up its affairs and liquidating.

All of the Company’s stockholders prior to the initial pubic offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their founding shares of common stock in accordance with the vote of the majority interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination that is approved and consummated, the Company will offer each of its Public Stockholders who voted against the business combination, the right to have such stockholder’s shares of common stock converted into cash. The per share conversion

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007
1	Organization and Business Operations (continued)

price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, less any remaining tax liabilities relating to interest income, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Public Stockholders who convert their stock into their share of the Trust Account retain their warrants. The Company will not complete any proposed business combination for which its Public Stockholders owning 30% or more of the shares sold in the Offering both vote against a Business Combination and exercise their conversion rights. At November 27, 2007, 9,584,654 shares of the common stock issued in connection with the offering were subject to redemption.

2	Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

At November 27, 2007, financial instruments that potentially expose the Company to credit risk consist of cash and cash held in trust. The Company maintains its cash balances in various financial institutions. The Federal Deposit Insurance Corporation insures balances in bank accounts up to $100,000 and the Securities Investor Protection Corporation insures balances up to $500,000 in brokerage accounts. Management believes the risk of loss to be minimal since it invests in or through major financial institutions.

Share-Based compensation

The Company records compensation expense associated with stock options and other forms of equity compensation in accordance with Statement of Financial Accounting Standards (“SFAS”) 123(R), “Share-Based Payment”, as interpreted by Staff Accounting Bulletin No. 107 (“SAB 107”). Under the fair value recognition provisions of this statement, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the vesting period. The terms and vesting schedules for stock-based awards vary by type of grant. Generally, the awards vest based on time-based or performance-based conditions.

Income Taxes

In accordance with SFAS No. 109, “Accounting for Income Taxes”, deferred tax assets and liabilities are recognized based on temporary differences between the financial statement and the tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which these assets and liabilities are expected to be recovered or settled. The Company provides a valuation allowance when it appears more likely than not that some or all of the net deferred tax assets will not be realized.

Income/Loss per Share

Loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007
2	Significant Accounting Policies (continued)

The 8,625,000 shares of common stock issued to the Company’s initial stockholders were issued for $0.001 per share, which is considerably less than the Offering per share price. Under the provisions of FASB No. 128 and SAB Topic 4:D such shares have been assumed to be retroactively outstanding for the period since inception.

For all periods presented, potentially dilutive securities are excluded from the computation of fully diluted net loss per share as their effect is anti-dilutive.

Potentially dilutive securities include:

	Period from	Period from
	June 28, 2007	June 28, 2007
	(inception) to	(inception) to
	November 27, 2007	July 16, 2007
Warrants to purchase common stock	40,448,850	—
Options to purchase common stock	494,489	—

Total potentially dilutive securities	40,943,339	—

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

3	Initial Public Offering

On November 21, 2007, the Company sold 31,948,850 Units, including 1,948,850 Units from the exercise of the underwriters’ over-allotment option, at an Offering price of $10.00 per Unit. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing the later of the completion of a Business Combination or November 27, 2008 and expiring November 27, 2012. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days notice after the Warrants become exercisable, but only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending three business days prior to the date on which the notice of redemption is given.

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007
3	Initial Public Offering (continued)

The Company has agreed to pay the underwriters in the Offering an underwriting commission of 7% of the gross proceeds of the Offering. However, the underwriters have agreed that approximately 3% of the underwriting discount will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payments upon the Company’s liquidation if it is unable to complete a Business Combination.

On November 27, 2007, certain of the initial stockholders purchased an aggregate of 8,500,000 warrants (the “Founder Warrants”) from the Company in a private placement pursuant to the exemption from registration contained in Section 4(2) of the Securities of Act of 1933, as amended. The warrants were sold for a total purchase price of $8,500,000, or $1.00 per warrant. The private placement took place simultaneously with the consummation of the Offering. Each warrant is exercisable to one share of common stock. The exercise price on the warrants is $7.50. The Founder Warrants may not be transferred, assigned or sold, except to certain permitted transferees, until 180 days after the Company completes its initial Business Combination. The Founder Warrants are also subject to a lock-up agreement with the Company's underwriters and will not be transferable before the consummation of a Business Combination. The holders of the Founder Warrants are also entitled, at any time and from time to time, to exercise the Founder Warrants on a cashless basis at the discretion of the holder. The proceeds from the sale of the Founder Warrants have been deposited into the trust account, subject to a trust agreement and will be part of the funds distributed to the Company’s Public Stockholders in the event the Company is unable to complete a Business Combination.

Based on observable market prices, the Company has determined that the grant date fair value of the Founder Warrants was $1.10 per warrant, $9,350,000 in the aggregate. The valuation is based on all comparable initial public offerings by blank check companies in 2007. The Company will record compensation expense of $850,000 in connection with the Founder Warrants, which is the amount equal to the grant date fair value of the warrants minus the purchase price. The compensation expense will be recognized over the estimated service period of 24 months. The Company estimated the service period as the estimated time to complete a Business Combination.

The holders of a majority of all of the Founder Shares (Note 7) and shares of common stock issuable upon exercise of the Founder Warrants will be entitled to make up to two demands that the Company register these securities pursuant to an agreement signed in connection with the insider private placement. Such holders may elect to exercise these registration rights at any time after the date of the Offering. In addition, these stockholders have certain “piggy-back” registration rights with respect to registration statements the Company might file subsequent to the date of the Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

4	Deferred Offering Costs

At July 16, 2006, deferred offering costs amounting to $30,000 consisted of underwriting, legal and accounting fees incurred through July 16, 2007 in connection with the Offering and were charged to equity at the time of the closing of the Offering.

At November 27, 2007, the Company accrued offering costs amounting to $434,735 that consisted of road show, accounting and printing fees incurred through the balance sheet date that are related to the Offering and have been charged to equity at the time of the closing of the Offering.

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007
5	Related Party Transactions

Certain of the Company’s officers, directors and its Initial Stockholders are also officers, directors, employees and affiliated entities of Hayground Cove Asset Management LLC, the Company’s sponsor.

Services Agreement

The Company agreed to pay Hayground Cove Asset Management LLC, the Company’s sponsor, $10,000 per month, plus out-of-pocket expenses not to exceed $10,000 per month, for office space and services related to the administration of the Company’s day-to-day activities. This agreement is effective upon the consummation of the Offering and will terminate at the closing of a Business Combination.

Note Payable

The Company issued a total of $139,025 of unsecured promissory notes to Hayground Cove Asset Management, LLC, the Company’s sponsor. The note was repaid on November 27, 2007 from the proceeds of the Offering.

6	Commitments and Contingencies

There is no material litigation currently pending against the Company or any members of our management team in their capacity as such.

The Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

Employment Agreement

Effective as of August 1, 2007, the Company entered into an employment agreement with its Chief Executive Officer (“CEO”). The agreement is effective until the earlier of (i) two years after the completion of the Offering or (ii) the closing of a qualifying Business Combination. The agreement may be renewed for an additional one-year term.

Pursuant to the agreement, the CEO has waived all rights, interests and claims to the amounts in deposit in the trust account. The agreement also contains non-competition and confidentiality provisions which limit the CEO from competing against the Company and using information he obtains from the Company after the termination of his employment. The CEO received indemnification from the Company for liabilities arising from the services he provides under the agreement, other than those liabilities due to fraud, wilful misconduct or gross negligence on his part. The Company will purchase and maintain an insurance policy on behalf of the CEO against such liabilities.

In connection with entering into the agreement, the CEO obtained an option to purchase 475,000 shares of founders shares at a purchase price of $0.001 per share from the Company’s sponsor and its affiliates, which option will vest on the date (the “Trigger Date”) that is one year after the closing of a qualifying Business Combination, but the vesting will occur only if the appreciation of the per share price of the Company’s common stock is either (i) greater than 1x the Russell 2000 hurdle rate on the Trigger Date or (ii) exceeds the Russell 2000 hurdle rate for 20 consecutive trading days after the Trigger Date. The Russell hurdle rate means the Russell 2000 Index performance over the period between the completion of the Offering and the Trigger Date. The amount of the option will be increased by the amount of shares equal to 10,000 shares for each $10,000,000 of gross proceeds from the exercise of the underwriters over-allotment option. As a result the option was increased to 494,489 shares due to the exercise of 1,948,850 Units of the underwriters over-allotment option.

The Company has determined that the fair value of the options on the date of grant, November 27, 2007 was $4,573,597. The fair value of the option is based on a Black-Scholes

GLOBAL CONSUMER ACQUISITION CORP.
(A Development Stage Corporation)
NOTES TO FINANCIAL STATEMENTS
PERIOD FROM JUNE 28, 2007 (INCEPTION)
TO NOVEMBER 27, 2007
6	Commitments and Contingencies (continued)

model using an expected life of three years, stock price of $9.25 per share, volatility of 33.7% and a risk-free interest rate of 4.98%. However, because shares of the Company’s common stock do not have a trading history, the volatility assumption is based on information currently available to the Company. The Company believes that the volatility estimate is a reasonable benchmark to use in estimating the expected volatility of shares of the Company’s common stock. In addition, the Company believes a stock price of $9.25 per share is a fair assumption based on the Company’s observation of market prices for comparable shares of common stock. This assumption is based on all comparable initial public offerings by blank check companies in 2007. The compensation expense will be recognized over the service period of 24 months. The Company has estimated the service period as the estimated time to complete a business combination.

Indemnifications

The Company has entered into agreements with its directors to provide contractual indemnification in addition to the indemnification provided in its amended and restated certificate of incorporation. The Company believes that these provisions and agreements are necessary to attract qualified directors. The Company’s bylaws also will permit it to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. The Company will purchase a policy of directors’ and officers’ liability insurance that insures the Company’s directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

7	Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of blank check preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock

The Company issued 8,625,000 shares of common stock to the Initial Stockholders for cash proceeds of $8,625 (the “Founder Shares”). In the event the 4,500,000 over-allotment Units (Note 2) are not issued, the Initial Stockholders will be required to redeem the Founder Shares in an amount sufficient to cause the amount of issued and outstanding Founder Shares to equal 20% of the Company’s aggregate amount of issued and outstanding coming stock after giving effect to the issuance of common stock in connection with the Offering. As of November 27, 2007 the underwriters have exercised 1,948,850 Units of the 4,500,000 over-allotment Units. The underwriters have 30 days from November 27, 2007 to exercise their over-allotment option. Therefore, as of November 27, 2007, 637,787 shares of the Initial Stockholders’ Founder shares are subject to redemption.

At November 27, 2007, there were 40,943,339 shares of common stock reserved for issuance upon exercise of the Company’s outstanding options and warrants.